UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — August 7, 2017 (August 7, 2017)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

745 Fifth Avenue, 19th Floor, New York, NY 10151
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2017, MDC Partners Inc. (the “Company”) issued an earnings release reporting its financial results for the three and six months ended June 30, 2017. A copy of this earnings release is attached as Exhibit 99.1 hereto. Following the issuance of this earnings release, the Company hosted an earnings call in which its financial results for the three and six months ended June 30, 2017 were discussed. The investor presentation used for the call is attached as Exhibit 99.2 hereto.

The Company has posted the materials attached as Exhibit 99.1 and 9.2 on its website (www.mdc-partners.com). The information found on, or otherwise accessible through, the Company’s website is not incorporated into, and does not form a part of, this Current Report on Form 8-K.

The foregoing information (including the exhibits hereto) is being furnished under “Item 2.02 - Results of Operations and Financial Condition”. Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

The foregoing information and the exhibits hereto contain forward-looking statements within the meaning of the federal securities laws. These statements are based on present expectations, and are subject to the limitations listed therein and in the Company's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

Item 8.01 Other Events.

The Company received comment letters from the SEC’s Division of Corporation Finance dated May 18, 2016, August 9, 2016, October 5, 2016, December 16, 2016, February 28, 2017 and June 14, 2017, regarding the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2015 and December 31, 2016. The Company filed detailed responses to each of these letters with the SEC, and the Company has incorporated into its subsequent periodic filings additional disclosures that the Company believes were responsive to the SEC’s comments. However, certain SEC comments remain unresolved as of August 7, 2017, specifically relating to the Company’s aggregation of reportable segments in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 280-10. The Company continues to discuss with the SEC an alternative aggregation of its reportable segments, which the Company will disclose as part of its upcoming Quarterly Report on Form 10-Q for the period ended June 30, 2017.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated August 7, 2017, relating to the Company’s earnings for the three and six months ended June 30, 2017.

99.2	Investor presentation dated August 7, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: August 7, 2017	MDC Partners Inc.

	By:	/s/ Mitchell Gendel Mitchell Gendel General Counsel & Corporate Secretary

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